                                                                    EXHIBIT 10.7

                                                                  EXECUTION COPY

                           MBIA INSURANCE CORPORATION,
                                   as Insurer

                          T & W FINANCIAL CORPORATION,
                                   as Company

                          T & W FINANCIAL CORPORATION,
                                   as Servicer

                        T & W FUNDING COMPANY I, L.L.C.,
                                  as Transferor

                              K & P FINANCE CORP. I

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                   as Trustee

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                               as Back-up Servicer

                               INSURANCE AGREEMENT

                            T & W LEASE-BACKED TRUST
                        8.275% LEASE-BACKED CERTIFICATES

                          Dated as of February 1, 1997

                                TABLE OF CONTENTS

      (This Table of Contents is for convenience of reference only and shall not be deemed to be a part of this Insurance Agreement. All capitalized terms used in this Agreement and not otherwise defined shall have the meanings set forth in
Article I of this Agreement.)


                                             ARTICLE I

                                            DEFINITIONS
                                                                                          Page
                                                                                          ----
Section 1.01.   General Definitions.......................................................  1
Section 1.02.   Generic Terms.............................................................  4

                                            ARTICLE II

                            REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 2.01.   Representations and Warranties of the Company, the Transferor and
                  the Servicer............................................................  4
Section 2.02.   Affirmative Covenants of the Company, the Transferor and the
                Servicer .................................................................  6
Section 2.03.   Negative Covenants of the Company, the Servicer and the
                  Transferor.............................................................. 11

                                           ARTICLE III

                           THE CERTIFICATE INSURANCE POLICY; SECURITY

Section 3.01.   Agreement To Issue the Certificate Insurance Policy. ..................... 11
Section 3.02.   Conditions Precedent to Issuance of the Certificate Insurance
                  Policy.................................................................. 11
Section 3.03.   Premium................................................................... 13
Section 3.04.   Indemnification........................................................... 13
Section 3.05.   Payment Procedure......................................................... 15
Section 3.06.   Subrogation............................................................... 15
Section 3.07.   Reimbursement and Additional Payment Obligation........................... 15
Section 3.08.   Reimbursement of Insurer Following Redemption
                  at the Option of the Transferor......................................... 16

                                            ARTICLE IV

                                        FURTHER AGREEMENTS
                                                                                          Page
                                                                                          ----
Section 4.01.   Effective Date; Term of Agreement......................................... 17
Section 4.02.   Waiver of Rights; Further Assurances and Corrective Instruments........... 17
Section 4.03.   Obligations Absolute...................................................... 17
Section 4.04.   Assignments; Reinsurance; Third-Party Rights.............................. 17
Section 4.05.   Liability of Insurer...................................................... 18
Section 4.06.   Control by Insurer........................................................ 18
Section 4.07.   Representations, Warranties and Covenants of the Trustee and
                  Back-up Servicer........................................................ 19
Section 4.08.   Covenants of K & P Finance Corp. I........................................ 20
Section 4.09.   Trustee, Back-up Servicer, Transferor, Company and Servicer To
                  Join in Enforcement Action.............................................. 21

                                            ARTICLE V

                                       DEFAULTS, REMEDIES

Section 5.01.   Defaults.................................................................. 21
Section 5.02.   Remedies; No Remedy Exclusive............................................. 22
Section 5.03.   Waivers................................................................... 23

                                           ARTICLE VI

                                          MISCELLANEOUS

Section 6.01.   Amendments, Changes and Modifications..................................... 23
Section 6.02.   Notices................................................................... 24
Section 6.03.   Severability.............................................................. 25
Section 6.04.   Governing Law............................................................. 25
Section 6.05.   Consent to Jurisdiction and Venue, Etc.................................... 25
Section 6.06.   Consent of Insurer ....................................................... 26
Section 6.07.   Counterparts.............................................................. 26
Section 6.08.   Recitals.................................................................. 26
Section 6.09.   Headings.................................................................. 26
Section 6.10.   Parties Not To Institute Insolvency Proceedings........................... 27
Section 6.11.   Trial by Jury Waived...................................................... 27
Section 6.12.   Entire Agreement.......................................................... 27

TESTIMONIUM............................................................................... 25
SIGNATURES................................................................................ 25

                               INSURANCE AGREEMENT

      THIS INSURANCE AGREEMENT is made as of February 1, 1997 by and among MBIA INSURANCE CORPORATION (the "Insurer"), T & W FINANCIAL CORPORATION, in its capacity as Company (the "Company"), T & W FINANCIAL CORPORATION, in its capacity as Servicer (the "Servicer"), T & W FUNDING COMPANY I, L.L.C., in its capacity as Transferor (the "Transferor"), K & P FINANCE CORP. I and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, in its capacities as Trustee (the "Trustee") and Back-up Servicer (the "Back-up Servicer") under the Trust and Security Agreement (as defined below).

                                    RECITALS:

      1. The Trustee is authenticating up to $100,000,000 aggregate principal amount of 8.275% Lease-Backed Certificates (the "Certificates"), provided that the terms and conditions of this Agreement and the other Transaction Documents have been satisfied, pursuant to a trust and security agreement (the "Trust and Security Agreement"), as more specifically defined below, The Certificates will be secured by the Trust Property pledged pursuant to the Trust and Security Agreement.

      2. The Company and the Transferor have requested that the Insurer issue a Certificate Insurance Policy to guarantee payment of Insured Payments (as defined in the Certificate Insurance Policy), upon such terms and conditions as were mutually agreed upon by the parties and subject to the terms and conditions of the Certificate Insurance Policy.

      3. The parties hereto desire to specify the conditions precedent to the issuance of the Certificate Insurance Policy by the Insurer, the indemnity and reimbursement to be provided by the Company and the Transferor in respect of amounts paid by the Insurer under the Certificate Insurance Policy, the security to be provided to the Insurer by the Company as an inducement for the Insurer to deliver the Certificate Insurance Policy and to provide for certain other matters.

      NOW, THEREFORE, in consideration of the premises and of the agreements herein contained, the Insurer, the Company, the Transferor, the Servicer, the Back-up Servicer, K & P Finance Corp. I and the Trustee agree as follows

                                    ARTICLE I
                                   DEFINITIONS

      Section 1.0 1. GENERAL DEFINITIONS. The terms defined in this Article I shall have the meanings provided herein for all purposes of this Agreement, unless the context clearly requires otherwise, in both singular and plural form, as appropriate. Capitalized terms used in this Agreement but not otherwise defined herein will have the meanings ascribed to such terms in the Trust and Security Agreement.

      "Adverse Selection Procedure" means any method of selecting or identifying Lease Contracts eligible to be included in the Trust Property for inclusion therein, other than as outlined in the

Commitment, that materially and adversely affects the representative nature of the sample of Lease Contracts so selected and decreases the probability that the Trustee will receive an uninterrupted flow of payments of principal and interest under the Lease Contracts.

      "Agreement" means this Insurance Agreement dated as of February 1, 1997, including any amendments or any supplements hereto as herein permitted.

      "Bond Insurer Premium" means the amount set forth in the first paragraph of Paragraph 1(a) of the Commitment.

      "Bond Insurer Premium Rate" means the rate set forth in the second paragraph of Paragraph 1(a) of the Commitment.

      "Business Day" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in New York City or in the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to close.

      "Certificate Insurance Policy" means the financial guaranty insurance policy issued with respect to the Certificates, and any endorsement thereto issued by the Insurer to the Trustee.

      "Closing Date" means February 7, 1997.

      "Commitment" means the Commitment Letter dated as of February 7, 1997 between the Company and the Insurer.

      "Contribution Agreement" means the Contribution Agreement dated as of February 1, 1997 among the Transferor, the Contributors and the Company, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

      "Contributor" means each of T & W Funding Company V, L.L.C. and T & W Funding Company VI, L.L.C.

      "Event of Default" means any event of default set forth in Section 5.01 hereof.

      "Initial Premium" means the amount set forth in the first paragraph of Paragraph 1(a) of the Commitment.

      "Insurer" means MBIA Insurance Corporation.

      "Insurer Default" means the occurrence and continuance of any failure of the Insurer to make payments under the Certificate Insurance Policy in accordance with its terms.

      "Insurer Insolvency" means (i) the entry of a decree or order of a court or agency having jurisdiction in respect of the Insurer in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator or rehabilitator or other similar official of the Insurer or of any substantial part of its property, or the entering of an order for the winding up or liquidation of the affairs of the Insurer and the continuance of any such decree or order undischarged or unstayed and in force for a period of 90 consecutive days; (ii) the Insurer shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshalling of assets and liabilities, rehabilitation or similar proceedings of or relating to the Insurer or of or relating to all or substantially all of its property, or
(iii) the Insurer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

      "Late Payment Rate" means the rate of interest equal to the "Prime" rate, as set forth in The Wall Street Journal, plus 2%. The Late Payment Rate shall be computed on the basis of a year of 365 days calculating the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under law applicable to this Agreement limiting interest rates.

      "Material Adverse Change" means, in respect of any Person, a material adverse change in (i) the business, financial condition, results of operations or properties of such Person or (ii) the ability of such Person to perform its obligations under any of the Transaction Documents.

      "Person" shall mean any individual, corporation, partnership, association, joint-stock company, limited liability company, trust (including any beneficiary thereof) unincorporated organization or government or any agency or political subdivision thereof.

      "Reported Company's Financial Statements" shall have the meaning set forth in the Trust and Security Agreement.

      "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., its successors and their assigns, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized rating agency designated by the Company with the approval of the Insurer.

      "State" means the State of New York.

      "Term of the Agreement" shall be determined as provided in Section 4.01.

      "Transaction" means the transactions contemplated by the Transaction Documents.

       "Transaction Documents" means this Agreement, the Assignment and Assumption Agreements, the Trust and Security Agreement, the Servicing Agreement, the Contribution Agreement, the Certificate Purchase Agreement dated as of February 7, 1997 among the Company, the Transferor and Centre Square Funding Corporation, the Certificates and the Certificate Insurance Policy.

      "Trust and Security Agreement" means the Trust and Security Agreement dated as of February 1, 1997 among the Servicer, the Transferor, the Trustee and the Back-up Servicer, including any amendments and supplements thereto as therein and herein permitted.

      Section 1.02. GENERIC TERMS. All words used herein shall be construed to be of such gender or number as the circumstances require. This "Agreement" shall mean this Agreement as a whole and as the same may, from time to time hereafter, be amended, supplemented or modified. The words "herein," "hereby," "hereof," "hereto," "hereinabove" and "hereinbelow," and words of similar import, refer to this Agreement as a whole and not to any particular paragraph, clause or other subdivision hereof, unless otherwise specifically noted.

                                   ARTICLE II
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

      Section 2.01. REPRESENTATIONS AND WARRANTIES OF THE COMPANY, THE TRANSFEROR AND THE SERVICER. As of the Closing Date, the Company, the Transferor and the Servicer represent and warrant to, and covenant with, the other parties hereto (in each case only as to matters concerning itself) as follows:

            (a) Representations and Warranties of Company, the Transferor and Servicer Contained in Other Transaction Documents. All of the representations and warranties made by the Company, the Transferor or the Servicer, as the case may be, in any of the Transaction Documents are incorporated as if fully set forth herein for the benefit of the Insurer and are true and correct.

            (b) Due Qualification. Each of the Company, the Transferor and the Servicer have obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") required to be obtained by the Company, the Transferor and the Servicer which failure to obtain would render any portion of the Transaction Documents unenforceable by the Company, the Transferor, the Servicer or any other party to the Transaction Documents, as the case may be, and would have a material adverse effect on the Insurer or the Certificateholders.

            (c) Pending Litigation or Other Proceeding. There is no pending action, proceeding or investigation before any court, governmental or administrative agency or arbitrator against or affecting the Company, the Transferor or the Servicer or, to the Company's, the Transferor's or the Servicer's knowledge, any threatened action or proceeding before any of the foregoing, which, if decided adversely to the Company, the Transferor or the Servicer, would materially and adversely affect the ability of the Company, the Transferor or the Servicer to perform their respective obligations under the Transaction Documents or would have a materially adverse effect on the Insurer or the Certificateholders.

            (d) Valid and Binding Agreement. The Transaction Documents to which the Company, the Transferor or the Servicer, respectively, is a party constitute, and when executed (if not previously) will constitute, the legal, valid and binding agreements of the Company, the Transferor and the Servicer, respectively, enforceable against the Company, the Transferor and the Servicer in accordance with their respective terms, except as the enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or general equitable principles, as such relate to the

      Company, the Transferor or the Servicer. The Company, the Transferor and the Servicer hereby agree and covenant that each will not at any time in the future deny that the Transaction Documents to which the Company, the Transferor or the Servicer, respectively, is a party constitute the valid, legal and binding agreements of the Company, the Transferor and the Servicer, respectively, except to the extent that the Company, the Transferor or the Servicer is compelled to do so by law or regulation.

            (e) Financial Statements. The Reported Company's Financial Statements, copies of which have been furnished to the Insurer, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of the companies reported therein as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein and subject to year-end adjustments with respect to interim statements. Since the date of the most recent Reported Company's Financial Statements, there has been no Material Adverse Change in such condition or operations.

            (f) Compliance With Law, Regulations, Etc. None of the Company, the Transferor or the Servicer has notice or any reason to believe that any practice, procedure or policy employed by the Company, the Transferor or the Servicer in the conduct of its business violates any law, regulation, judgment or agreement applicable to the Company, the Transferor or the Servicer which, if enforced, would have a material adverse effect on the ability of the Servicer, the Company or the Transferor, as the case may be, to perform its respective obligations under the Transaction Documents. None of the Transferor, the Company and the Servicer is in breach of or in default under any applicable law or administrative regulation of the State of Washington or Delaware or any department, division, agency or instrumentality thereof or of the United States or any applicable Judgment or decree or any loan agreement, note, resolution, certificate, agreement or other instrument to which the Company, the Transferor or the Servicer, as the case may be, is a party or is otherwise subject which, if enforced, would have a material adverse effect on the ability of the Servicer, the Company or the Transferor, as the case may be, to perform its respective obligations under the Transaction Documents.

            (g) Delivery of Information. The Company alone represents and warrants that none of the Transaction Documents nor any other information furnished to the Insurer by or on behalf of the Company contain any statement of a material fact by the Company which was untrue or misleading in any material respect when made. Since the furnishing of such information, there has been no change nor any development or event involving a prospective change which would render any of the Transaction Documents or other information furnished to the Insurer untrue or misleading in a material respect.

            (h) Securities Laws Compliance. The Company, the Servicer and the Transferor represent and warrant that neither the offer nor the sale of the Certificates has been or will be in violation of the Securities Act of 1933, and none of the Company, the Transferor or the

      Servicer is required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

            (i) Federal Reserve Board Regulations. No part of the proceeds of the Certificates will be used by the Company or the Transferor to purchase or carry any "margin stock" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System.

            (j) Transferor Activity. From the date of its formation until the date of this Agreement, the Transferor has not conducted any business or trade, has not entered into any contracts, written or oral, has not had any employees, has no liabilities or creditors, and no liens or encumbrances have existed or exist with respect to the Transferor or its assets.

      Section 2.02. Affirmative Covenants of the Company, the Transferor and the Servicer. The Company, the Transferor and the Servicer hereby covenant and agree that during the term of this Agreement:

            (a) Compliance With Agreements. The Company, the Transferor and the Servicer shall comply in all material respects with the terms and conditions of the Transaction Documents to which each, respectively, is a party and, unless the Insurer shall otherwise consent, none of the Company, the Transferor or the Servicer shall agree to any waiver, amendment to or modification of the terms of any of the Transaction Documents to which each, respectively, is a party.

            (b) Corporate Existence. The Company, the Transferor and the Servicer shall maintain their respective existences and continue to be duly organized, duly qualified and duly authorized.

            (c) The Company To Provide Financial Statements; Accountants' Reports; Other information. The Company and the Servicer shall keep or cause to be kept in reasonable detail books and records of account of the Company's or the Servicer's books and records relating to its obligations assumed under the Transaction Documents, in accordance with its operating rules and procedures. The Company and the Servicer shall each furnish or cause to be furnished to the insurer:

                  (i) Financial Statements. All reports required to be furnished under Section 4.02(a) of the Servicing Agreement.

                  (ii) Initial and Monthly Reports. On or before the Closing
            Date, the Company will provide the Insurer with the initial Lease Schedule for the Certificates. Thereafter, not later than 12:00 noon New York City time on each Determination Date, the Servicer shall deliver to the Insurer the report required by Section 4.01 of the Servicing Agreement setting forth, among other things, (A) the outstanding Aggregate Implicit Principal Balance of all Lease Contracts, (B) the Required Collateralization Amount and (C) the Outstanding Principal Balance of the Certificates.

                  (iii) Other Reports and Information. The Company shall also furnish, with reasonable promptness, such other financial data, financial reports relating to the Company prepared by third parties and other data relating to the Company which are commonly prepared and can be provided without undue effort, as the Insurer may reasonably request. Unless an Event of Default, a Trigger Event or a Funding Period Trigger Event has occurred, costs associated with providing such information shall, if requested by the Company, be paid by the Insurer.

                  (iv) Computer Diskette. Beginning in June 1997, the Servicer
            will deliver to the Insurer, at its request, on a quarterly basis, a computer diskette containing a quarterly summary of the information provided to the Insurer pursuant to clause (ii) of this subsection 2.02(c) and also containing information similar to the information provided in the Lease Schedule.

            (d) The Transferor Member Meetings. The Transferor shall have annual meetings of its members and shall prepare income and franchise tax returns as appropriate. The Transferor shall deliver to the Insurer copies of the minutes of such meetings no later than April 30 of each year and such tax returns promptly upon filing but in no event later than August 31 of each year, beginning in 1997.

            (e) Certificate of Compliance. The Servicer shall deliver to the Insurer concurrently with the delivery of the financial statements required pursuant to paragraph (c) above the reports to the Trustee and other statements required to be delivered under Sections 4.02, 4.03 and
      4.05 of the Servicing Agreement.

            (f) Access to Records: Discussions With Officers and Accountants. The Company, the Transferor and the Servicer shall, upon the request of the Insurer, permit the Insurer, or its authorized agent, at reasonable times and upon reasonable notice:

                  (i) to inspect such books and records of the Company, the
            Transferor or the Servicer, as the case may be, as may relate to the Certificates, the Lease Contracts, the obligations of the Company, the Transferor or the Servicer, as the case may be, under the Transaction Documents and the transactions consummated in connection herewith;

                  (ii) to discuss the affairs, finances and accounts of the
            Company, the Transferor or the Servicer as such relate to the performance by it of its obligations under the Transaction Documents with an appropriate officer of the Company, the Transferor or the Servicer, as the case may be; and

                  (iii) to discuss the affairs, finances and accounts of the
            Company, the Transferor or the Servicer as such relate to the performance by it of its obligations under the Transaction Documents with the Company's, the Transferor's or the Servicer's independent public accountants, as the case may be, provided that an appropriate officer of the Company, the Transferor or the Servicer, as the case may be, shall have the right to be present during such discussions and, provided further, that, unless an Event of Default, a Trigger Event or a Funding Period Trigger Event has occurred, the Insurer shall pay any fees of such accountants associated with such discussions.

      Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Company, the Transferor or the Servicer. The books and records of the Company will be maintained at the address of the Company designated herein for receipt of notices, unless the Company shall otherwise advise the parties hereto in writing, the books and records of the Transferor will be maintained at the address of the Transferor designated herein for receipt of notices, unless the Transferor shall otherwise advise the parties hereto in writing, and the books and records of the Servicer will be maintained at the address of the Servicer designated herein for receipt of notices, unless the Servicer shall otherwise advise the parties hereto in writing.

      The Insurer shall keep confidential any matter of which it becomes aware through such inspections or discussions (unless readily available from public sources), except as may be otherwise required by regulation, law or court order or requested by appropriate governmental authorities or as necessary to preserve its rights or security under or to enforce any of the provisions of the Transaction Documents, provided that the foregoing shall not limit the right of the Insurer to make such information available to its regulators, securities rating agencies, reinsurers, credit and liquidity providers, counsel and accountants.

            (g) Inform Insurer of Material Events. Each of the Company, the Transferor and the Servicer shall promptly inform the Insurer and the Trustee in writing of the following:

                  (i) any default or any fact or event which results, or which with notice or the passage of time, or both, would result in an Event of Default, Funding Period Trigger Event, Trigger Event or Servicer Event of Default under any Transaction Document or would constitute a material breach of a representation, warranty or covenant by it under any Transaction Document;

                  (ii) the submission of any claim or the initiation of any
            legal process, litigation or administrative or Judicial investigation against it in any federal, state or local court or before any governmental body or agency, or before any arbitration board, or any such proceedings threatened by any governmental agency, which, if adversely determined, would have a material adverse effect upon its ability to perform its obligations under any Transaction Document;

                  (iii) the submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation in any federal, state or local court or before any arbitration board, or any such proceeding threatened by any governmental agency, which, if adversely determined, would have a material adverse effect on the Trust Property;

                  (iv) the commencement of any proceedings under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official shall have been, or may be, appointed or requested; and

                  (v) the receipt of notice from any agency or governmental body having authority over the conduct of its business that it is to cease and desist, or to undertake any practice, program, procedure or policy employed by it in the conduct of the business of any of them, and such cessation or undertaking will materially adversely affect its ability to perform its obligations under the Transaction Documents.

            (h) Further Assurances. The parties hereto agree to reasonably cooperate with S&P and Moody's in connection with any review which may be undertaken by S&P and Moody's after the date hereof and to provide all information reasonably requested by S&P or Moody's.

            (i) Redemption of Certificates. The Transferor shall, on or before the fifteenth day preceding the date on which any party exercises its right to cause the redemption of all Certificates pursuant to Section
      10.01 of the Trust and Security Agreement, deliver written notice to the Insurer of such election containing the information required to be delivered to the Certificateholders pursuant to Section 10.03 of the Trust and Security Agreement.

            (j) Servicing of Lease Contracts. The Servicer shall perform such actions with respect to the Lease Contracts as are provided in Articles III and IV of the Servicing Agreement. The parties hereto, with the exception of the Trustee and the Back-up Servicer, will provide the Insurer with written notice of any change or amendment to any Transaction Document as currently in effect and agree not to make any change or amendment to any Transaction Document without the prior written consent of the Insurer.

            (k) Third-Party Rights. Subject to the prior rights of the Certificateholders, the Company agrees that the Insurer shall have all of the rights of a third-party beneficiary of, and pursuant to, the Company's agreements under the Contribution Agreement, and the Servicer and Transferor agree that the Insurer shall have all of the rights of a third-party beneficiary of, and pursuant to, the Servicer's and the Transferor's agreements under the Trust and Security Agreement and the Servicing Agreement.

            (l) Maintenance of Trust Property. On or before each April 15, so long as any of the Certificates are outstanding, the Servicer shall furnish to the Insurer and the Trustee an officer's certificate either stating that such action has been taken with respect to the recording, filing, rerecording and refiling of any financing statements and continuation statements as is necessary to maintain the interest of the Trustee created by the Trust and Security Agreement with respect to the Trust Property and reciting the details of such action or stating that no such action is necessary to maintain such interests. Such officer's certificate shall also describe the recording, filing, rerecording and refiling of any financing statements and continuation statements that will be required to maintain the interest of the Trustee in the Trust Property



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

        until the date such next officer's certificate is due. The Servicer will use its best efforts to cause any necessary recordings or filings to be made with respect to the Trust Property.

                (m) Servicer's Indemnity. Notwithstanding anything in subsection 3.07(a) hereof, the Servicer shall pay to the Insurer an amount equal to any amount paid by the Insurer because of the Servicer's failure to deposit into the Collection Account any amount required to be so deposited by it pursuant to the Trust and Security Agreement or the Servicing Agreement, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect to any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment) at a rate of interest equal to the Late Payment Rate.

                (n) Maintenance of Licenses. The Servicer, the Company and the

        Transferor, respectively, or any successors thereof shall maintain all licenses, permits, charters and registrations which are material to the conduct of its business.

                (o) Closing Documents. The Servicer, the Company and the

        Transferor shall provide or cause to be provided to the Insurer an executed original of each document executed in connection with the Transaction with 30 days after the Closing Date.

                (p) Preference Payments. With respect to any Preference Amount (as defined in the Certificate Insurance Policy), the Servicer shall provide to the Insurer upon the request of the Insurer:

                        (i) a certified copy of the final nonappealable order
                of a court having competent jurisdiction ordering the recovery by a trustee in bankruptcy as voidable preference amounts included in previous distributions under Section 12.02(d) of the Trust and Security Agreement to any Holder pursuant to the United States Bankruptcy Code, 11 U.S.C. Sections 101 et seq., as amended (the "Bankruptcy Code");

                        (ii) an opinion of counsel satisfactory to the Insurer,
                and upon which the Insurer shall be entitled to rely, stating that such order is final and is not subject to appeal;

                        (iii) an assignment in such form as reasonably required
                by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Servicer, the Trustee and any Holder relating to or arising under the Lease Contract against the debtor which made such preference payment or otherwise with respect to such preference amount; and

                        (iv) appropriate instruments to effect (when executed
                by the affected party) the appointment of the Insurer as agent for the Trustee and any Holder in any legal proceeding relating to such preference payment being in a form satisfactory to the Insurer.

      Section 2.03. Negative Covenants of the Company, the Servicer and the Transferor. The Company, the Servicer and the Transferor agree and covenant with the Insurer that at all times during the Term of the Agreement:

            (a) Adverse Selection Procedure. The Company and the Transferor will not use any Adverse Selection Procedure in selecting the Lease Contracts to be pledged to the Trustee from the outstanding Lease Contracts that qualify under the Trust and Security Agreement for inclusion in the Trust Property.

            (b) Impairment of Rights. The Company, the Servicer and the Transferor each agree and covenant with the Insurer that at all times during the Term of the Agreement the Company, the Servicer and the Transferor shall not take any action, or decline to take any action if reasonably requested by the Insurer, if such action or failure to take action will interfere with the enforcement of any rights under any of the Transaction Documents.

            (c) Limited Liability Company Agreement. The Transferor shall not amend its limited liability company agreement without the Insurer's prior written consent.

            (d) Lease Contracts: Charge-off Policy. Except as otherwise permitted in the Servicing Agreement, the Servicer, the Company and the Transferor shall not alter or amend any Lease Contract, their respective collection policies or their respective charge-off policies in a manner that materially adversely affects the Insurer unless the Insurer shall have previously given its prior written consent.

                                   ARTICLE III
                   THE CERTIFICATE INSURANCE POLICY; SECURITY

      Section 3.01. AGREEMENT TO ISSUE THE CERTIFICATE INSURANCE POLICY. The Insurer agrees, subject to the conditions set forth in Section 3.02 hereof, to issue the Certificate Insurance Policy on the Closing Date.

      Section 3.02. CONDITIONS PRECEDENT TO ISSUANCE OF THE CERTIFICATE INSURANCE POLICY. The Company and the Transferor shall have complied with the terms and satisfied the conditions precedent set forth below.

            (i) Payment of the premium in accordance with Section 3.03 hereof;

            (ii) Payment of or satisfactory arrangements for payment by the Company or the Transferor of (a) rating agency fees of S&P and Moody's; and (b) the fees and expenses incurred by the Insurer in connection with the issuance of the Certificate Insurance Policy and the offer and sale of the Certificates, including fees and expenses of counsel to the Insurer and accountants for the Insurer, all in accordance with the terms of the Commitment. The fees for any other rating agency shall be paid by the party requesting such other agency's rating, unless such other agency is a substitute for S&P or Moody's in the event that S&P or Moody's is no longer rating securities, in which case the cost for such agency shall be paid by the Company or the Transferor,

            (iii) Receipt by the Insurer of a fully executed copy of the Transaction Documents;

            (iv) Receipt by the Insurer of certified copies of the resolutions of the board of directors of the Company authorizing the execution and delivery and performance of the Transaction Documents and the other matters contemplated thereby, and of all other documents evidencing any other action of the Company necessary to enter into the Transaction Documents, all in form and substance acceptable to the Insurer and its counsel,

            (v) Receipt by the Insurer of certified copies of the resolutions of the board of directors of the Transferor authorizing the execution and delivery and performance of the Transaction Documents and the other matters contemplated thereby, and of all other documents evidencing any other action of the Transferor necessary to enter into the Transaction Documents, all in form and substance acceptable to the Insurer and its counsel;

            (vi) Receipt by the Insurer of favorable opinions of counsel, including counsel to the Company, the Transferor, the Trustee and transaction counsel, addressed to the Insurer in form and substance reasonably acceptable to the Insurer and its counsel;

            (vii) Receipt by the Insurer of true and correct copies of any governmental approvals necessary for the transactions contemplated by the Transaction Documents;

            (viii) The Insurer shall have received a certificate of an authorized officer of the Company certifying the name and true signatures of the officers of the Company executing the Transaction Documents;

            (ix) The Insurer shall have received a certificate of an authorized officer of the Transferor certifying the name and true signatures of the officers of the Transferor executing the Transaction Documents;

            (x) The Insurer shall have received a certificate of the Company to the effect that (i) the Reported Company's Financial Statements which have been furnished to the Insurer are, as of the date thereof, complete and correct in all material respects; present fairly the financial condition of the Company, as of the date thereof, and have been prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein and subject to year-end adjustments for interim statements) and (ii) there has been no material adverse change in such conditions or operations;

            (xi) The Insurer shall have received copies of any agreements relating to the placement of the Certificates and specifically be entitled to rely on such agreements;

            (xii) The Insurer shall have received copies of each of the documents, and specifically be entitled to rely on the documents, required to be delivered to the Trustee pursuant to Section 4.01 of the Trust and Security Agreement, except that the Insurer shall not receive copies of the original executed counterparts of each Lease Contract or the related Lease Contract File;

            (xiii) Delivery of such other documents, customary closing certificates, instruments, approvals or opinions as are reasonably requested by the Insurer;

            (xiv) Compliance with all other terms, conditions and requirements of the Commitment;

            (xv) The Insurer and its counsel shall have determined that all the Lease Contracts, documents, certificates and opinions to be delivered in connection with the Certificates conform to the terms of the Trust and Security Agreement, the Commitment and this Agreement; and

            (xvi) Each of Moody's and S&P shall have informed the Insurer that the risk to the Insurer in insuring the Certificates is of at least investment-grade quality.

      Issuance of the Certificate Insurance Policy will be conclusive evidence of satisfaction or waiver of any of the conditions set forth in this
      Section 3.02.

      Section 3.03. PREMIUM. In consideration of the issuance by the Insurer of the Certificate Insurance Policy, the Transferor shall pay to the Insurer on the Closing Date the Initial Premium. The Bond Insurer Premium shall be payable in accordance with Section 12.02(d)(iv) of the Trust and Security Agreement commencing on the applicable dates set forth in the Commitment. The Initial Premium and the Bond Insurer Premium shall be nonrefundable without regard to whether the Insurer makes any payment under the Certificate Insurance Policy or any other circumstances relating to the Certificates or provision being made for payment of the Certificates prior to maturity.

      Section 3.04. INDEMNIFICATION. (a) In addition to any and all rights of indemnification or any other rights of the Insurer pursuant hereto or under law or equity, the Company, the Sevicer and the Transferor agree to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents, including each person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities and Exchange Act of 1934, as amended, from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever (herein collectively referred to as "Liabilities") of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of

            (i) any act or omission of the Company, the Servicer or the Transferor in connection with the offering, issuance, sale or delivery of the Certificates other than by reason of false or misleading information provided by the Insurer in writing in connection with such offering;

            (ii) the misfeasance or malfeasance of, or negligence or theft committed by, any director, officer, employee or agent of the Company, the Servicer or the Transferor;

            (iii) the violation by the Company, the Servicer or the Transferor of any federal or state securities, banking or antitrust laws, rules or regulations in connection with the issuance, offer and sale of the Certificates or the transactions contemplated by the Transaction Documents;

            (iv) the violation by the Company, the Servicer or the Transferor of any federal or state laws, rules or regulations relating to the maximum amount of interest permitted to be received on account of the loan of money or with respect to the Lease Contracts;

            (v) the breach by the Company, the Servicer or the Transferor of any of its obligations under this Agreement or any of the Transaction Documents; and

            (vi) the breach by the Company, the Servicer or the Transferor of any representation or warranty on the part of the Company, the Servicer or the Transferor contained in the Transaction Documents or in any certificate furnished or delivered to the Insurer thereunder.

This indemnity provision shall survive the termination of this Agreement and shall survive until the statute of limitations has run on any causes of action which arise from one of these reasons and until all suits filed as a result thereof have been finally concluded.

      Notwithstanding any provision or obligation to the contrary set forth in this Agreement or any instrument now or hereafter securing, affecting or relating to any obligation of the Company, the Servicer or the Transferor under this Agreement, including, without limitation, the Trust and Security Agreement, no individual representative of the Company, the Servicer or the Transferor (including, without limitation, employees, officers, directors and shareholders thereof) shall have any personal liability under this Agreement, including, without limitation, any liability for the performance or observance or nonperformance or nonobservance of any covenant or obligation of the Company, the Servicer or the Transferor or for breach of any representation or warranty contained in this Agreement.

      (b) Any party which proposes to assert the right to be indemnified under this Section 3.04 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against the Company, the Servicer or the Transferor under this Section 3.04, notify the Company, the Servicer or the Transferor of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. In case any action, suit or proceeding shall be brought against any indemnified party and it shall notify the Company, the Servicer or the Transferor of the commencement thereof, the Company, the Servicer or the Transferor shall be entitled to participate in, and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the Company, the Servicer or the Transferor to such indemnified party of its election so to assume the defense thereof, the Company, the Servicer or the Transferor shall not be liable to such indemnified party for any legal or other expenses other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof The indemnified party shall have the right to employ its counsel in any such action the defense of which is assumed by the Company, the Servicer or the Transferor in accordance with the terms of this subsection (b), but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of counsel by such indemnified party has been authorized by the Company, the Servicer or the Transferor. The Company, the Servicer or the Transferor shall not be liable for any settlement of any action or claim effected without its consent.

      Section 3.05. PAYMENT PROCEDURE. If the Insurer makes any payment under the Certificate Insurance Policy, the Company, the Servicer and the Trustee shall accept, except in the case of manifest error, a voucher or other evidence of payment as prima facie evidence that such payment was properly made. In the event of any payment by the Insurer, the Company, the Servicer and the Trustee agree to accept a voucher or other evidence of payment complete on its face as prima facie evidence of the propriety thereof and the liability therefor of the Insurer except in the case of manifest error. All payments to be made to the Insurer under this Agreement shall be made to the Insurer in lawful currency of the United States of America in immediately available funds at the notice address for the Insurer as specified in the Trust and Security Agreement on the date when due. Payments to be made to the Insurer under this Agreement shall bear interest payable to the extent provided in this Agreement at the Late Payment Rate from the date when due to the date paid.

      Section 3.06. SUBROGATION. Upon any payment by the Insurer pursuant to the Certificate Insurance Policy, the Insurer shall be fully subrogated to the rights of the Certificateholders to the extent of such payment, pursuant to the priority set forth in Section 12.02(d) of the Trust and Security Agreement. The Trustee acknowledges such subrogation and, further, agrees to execute such instruments prepared by the Insurer and to take such reasonable actions as, in the sole judgment of the Insurer, are necessary to evidence such subrogation and to perfect the rights of the Insurer to receive any moneys paid or payable under the Trust and Security Agreement, provided that the Trustee can legally take such action consistent with its obligations under the Trust and Security Agreement, and the Trustee shall be indemnified by the Insurer for any reasonable expense that results from such action.

      Section 3.07. REIMBURSEMENT AND ADDITIONAL PAYMENT OBLIGATION. (a) To the extent provided in Section 12.02(d) of the Trust and Security Agreement, after the required payment of the Bond Insurer Premium therefrom, the Insurer shall be entitled to reimbursement for any payment made by the Insurer under the Certificate Insurance Policy, in an amount equal to the amount so paid and all amounts previously paid that remain unreimbursed, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate, provided that the sole source of reimbursement for payments made by the Insurer under the Certificate Insurance Policy shall be pursuant to Section 12.02(d) of the Trust and Security Agreement and no person or entity shall be personally liable for the payment of such amounts.

      (b) The Company and the Transferor agree to pay to the Insurer as follows: anything in subsection 3.07(a) hereof to the contrary notwithstanding, the Insurer shall be entitled to reimbursement from the Company for payments made under the Certificate Insurance Policy arising as a result of the Company's or the Transferor's, as the case may be, failure to repurchase any Lease

Contract if it is not repurchased when required to be repurchased by it pursuant to Section 4.04 of the Trust and Security Agreement, Section 3.03 of the Contribution Agreement or Section 3.10 of the Servicing Agreement, together with interest on any-and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

      (c) The Company, the Transferor and the Servicer agree to pay to the Insurer as follows: any and all charges, fees, costs and expenses that the Insurer may reasonably pay or incur, including, but not limited to, attorneys' and accountants' fees and expenses, in connection with (i) any accounts established to facilitate payments under the Certificate Insurance Policy to the extent the Insurer has not been immediately reimbursed on the date that any amount is paid by the Insurer under the Certificate Insurance Policy, (ii) the enforcement, defense or preservation of any rights in respect of any of the Transaction Documents, including defending, monitoring or participating in any litigation or proceeding (including any insolvency or bankruptcy proceeding in respect of the Company, the Transferor or the Servicer or any affiliate of any of them) relating to any of the Transaction Documents or any party to any of the Transaction Documents in its capacity as such a party, or (iii) any amendment, waiver or other action with respect to, or related to, any Transaction Document, whether or not executed or completed; costs and expenses shall include a reasonable allocation of compensation and overhead attributable to the time of employees of the Insurer spent in connection with the actions described in clause (ii) above, and the Insurer reserves the right to charge a reasonable fee as a condition to executing any waiver or consent proposed in respect of any of the Transaction Documents.

      (d) All amounts to be paid pursuant to subsection (a) above shall be due and payable without demand, and all amounts to be paid pursuant to subsection
(b) above shall be due and payable upon demand. All such amounts shall be payable in the priority and in the manner provided in the Transaction Documents relating thereto, provided that upon the occurrence of any Servicer Event of Default under the Servicing Agreement, the Insurer shall have the rights provided for herein and therein.

      Section 3.08. REIMBURSEMENT OF INSURER FOLLOWING REDEMPTION AT THE OPTION OF THE TRANSFEROR. Following termination of the Trust and Security Agreement pursuant to Section 10.01 of the Trust and Security Agreement, the Transferor agrees to reimburse the Insurer for any Insured Payments required to be made pursuant to the Certificate Insurance Policy subsequent to the date of such termination.

                                   ARTICLE IV

                               FURTHER AGREEMENTS

      Section 4. 0 1. EFFECTIVE DATE; TERM OF AGREEMENT. This Agreement shall take effect on the Closing Date and shall remain in effect until such time as the Insurer is no longer subject to a claim under the Certificate Insurance Policy, the Certificate Insurance Policy has been surrendered to the Insurer for cancellation, and all amounts payable by the Company, the Transferor or the Servicer or from any other source under the Transaction Documents and under the Certificates have been paid in full; provided, however, that the provisions of Sections 3.03, 3.04 and 3.07 hereof shall survive any termination of this Agreement.

      Section 4.02. WAIVER OF RIGHTS; FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS. (a) Excepting at such times as an Insurer Insolvency or default in payment under the Certificate Insurance Policy shall exist or shall have occurred and be continuing, none of the Company, the Transferor, the Servicer or the Trustee shall grant any waiver of rights under any of the Transaction Documents to which any of them is a party without the prior written consent of the Insurer, and any amendment or supplement to the Transaction Documents without the written consent of the Insurer shall be null and void and of no force or effect.

      (b) Each of the Company, the Transferor, the Servicer and the Trustee agrees that it will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as the Insurer may reasonably request and as may reasonably be required to effectuate the intention of or facilitate the performance of this Agreement, provided that the Company, the Trustee (consistent with its obligations under the Trust and Security Agreement), the Transferor or the Servicer, as the case may be, can legally take such action and the Company, the Transferor, the Trustee or the Servicer, as the case may be, shall be indemnified by the Insurer for any reasonable expenses resulting from such action if such action was directed by the Insurer.

      Section 4.03. OBLIGATIONS ABSOLUTE. The obligations of the Company, the Transferor and the Servicer hereunder shall be absolute and unconditional, and shall not be subject to, and the Company, the Transferor and the Servicer hereby waive any of their rights of, abatement, diminution, postponement or deduction, or to any defense other than payment, or to any night of setoff or recoupment arising out of any breach under any of the Transaction Documents, by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to the Company, the Transferor or the Servicer. Nothing herein shall be construed as prohibiting the Company, the Transferor or the Servicer from pursuing any rights or remedies they may have against any other person or entity in a separate legal proceeding. The obligations of the Company, the Transferor and the Servicer hereunder are absolute and unconditional and will be paid or performed strictly in accordance with this Agreement.

      Section 4.04. ASSIGNMENTS; REINSURANCE; THIRD-PARTY RIGHTS. (a) This Agreement shall be a continuing obligation of the Company, the Transferor and the Servicer and shall (i) be binding upon the Company, the Transferor and the Servicer and their respective successors and assigns and (ii) inure to the benefit of and be enforceable by the Insurer and its successors, transferees and assigns. None of the Company, the Transferor or the Servicer may assign this Agreement, or delegate any of its duties hereunder, without the prior written consent of the Insurer.

      (b) The Insurer shall have the right to give participations in its rights under this Agreement and to enter into contracts of reinsurance with respect to the Certificate Insurance Policy and each such participant or reinsurer shall be entitled to the benefit of any representation, warranty, covenant and obligation of the Company, the Transferor and the Servicer hereunder as if such participant or reinsurer was a party hereto, provided that no such grant of participation shall operate to relieve the Insurer of liability on any Certificate Insurance Policy, and provided further that no such participation or contract of reinsurance shall require the Servicer, the Trustee, the Company or the Transferor to deal with any person other than the Insurer.

      (c) In addition, the Insurer shall be entitled to assign or pledge to any bank or other lender providing liquidity or credit with respect to the Transaction or the obligations of the Insurer in connection therewith any rights of the Insurer under the Transaction Documents or with respect to any real or personal property or other interests pledged to the Insurer, or in which the Insurer has a security interest, in connection with the Transaction.

      (d) Except as provided herein with respect to participants and reinsurers, nothing in this Agreement shall confer any night, remedy or claim, express or implied, upon any person, including particularly, any Certificateholder, other than the Insurer, against the Company, the Transferor or the Servicer, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors. Neither the Trustee nor any Certificateholder shall have any right to payment from the premium paid pursuant to Section 3.03 hereof or under the Trust and Security Agreement or from any other amounts paid by the Servicer, the Company or the Transferor pursuant to Section 3.03, 3.04 or 3.07 hereof.

      Section 4.05 LIABILITY OF INSURER. The Insurer shall not be responsible for any act or omission of the Trustee with respect to its use of the Certificate Insurance Policy. Neither the Insurer nor any of its officers, directors or employees shall be liable or responsible for (a) the use which may be made of the Certificate Insurance Policy by or for any acts or omissions of the Trustee in connection therewith; or (b) the validity, sufficiency, accuracy or genuineness of documents, or of any endorsement(s) thereon, submitted by any person in connection with a claim under the Certificate Insurance Policy, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged. In furtherance and not in limitation of the foregoing, the Insurer may accept documents that appear on their face to be in order, without responsibility for further investigation.

      Section 4.06. CONTROL BY INSURER. So long as an Insurer Insolvency or default in payment under the Certificate Insurance Policy is not continuing, upon the occurrence and during the continuation of any Servicer Event of Default described in Section 6.01 of the Servicing Agreement, the Insurer shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, provided that such direction shall not be in conflict with any rule of law or with any provision of this Agreement or the Trust and Security Agreement.

      Section 4.07. REPRESENTATIONS, WARRANTIES AND COVENANTS of THE TRUSTEE AND BACK-UP SERVICER.

            (a) Compliance and Amendments. The Trustee and the Back-up Servicer shall comply in all material respects with the terms and conditions of the Transaction Documents to which each, respectively, is a party, and, provided there does not exist an Insurer Insolvency or insurer Default, neither the Trustee nor the Back-up Servicer shall agree to any amendment to or modification of the terms of any of the Transaction Documents to which each, respectively, is a party unless the Insurer shall otherwise consent.

            (b) Due Organization and Qualification. The Trustee is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Trustee is duly qualified to do business, is in good standing and has obtained all licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and the performance of its obligations under the Transaction Documents, in each Jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document unenforceable in any respect or would have a material adverse effect upon the Transaction, the Holders or the Insurer.

            (c) Due Authorization. The execution, delivery and performance of the Transaction Documents by the Trustee have been duly authorized by all necessary corporate action and do not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or the Trustee's stockholders, which have not previously been obtained or given by the Trustee.

            (d) Noncontravention. Neither the execution and delivery of the Transaction Documents by the Trustee, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents:

                  (i) conflicts with or results in any breach or violation of any provision of the certificate or articles of incorporation or bylaws of the Trustee or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Trustee or any of their material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Trustee;

                  (ii) constitutes a default by the Trustee under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Trustee is a party or by which any of its or their respective properties, which are individually or in the aggregate material to the Trustee, is or may be bound or affected; or

                  (iii) results in or requires the creation of any lien upon or in respect of any assets of the Trustee, except as contemplated by the Transaction Documents.

            (e) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Trustee, or any of its subsidiaries, or any properties or rights of the Trustee, or any of its subsidiaries, pending or, to the Trustee's knowledge after reasonable inquiry, threatened, which, in any case, could reasonably be expected to result in a Material Adverse Change with respect to the Trustee.

            (f) Valid and Binding Obligations and Agreements. The Transaction Documents, when executed and delivered by the Trustee, will constitute the legal, valid and binding obligations of the Trustee, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or the rights of creditors of National Banks. The Trustee shall not at any time in the future deny that the Transaction Documents constitute the legal, valid and binding obligations of the Trustee

            (g) Compliance With Law, Etc. No practice, procedure or policy employed, or proposed to be employed, by the Trustee or the Back-up Servicer in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to any of them that, if enforced, could reasonably be expected to result in a Material Adverse Change with respect to the Trustee or the Back-up Servicer. Neither the Trustee nor the Back-up Servicer is in breach of or in default under any applicable law or administrative regulation of its respective jurisdiction of incorporation, or any department, division, agency or instrumentality thereof or of the United States or any applicable judgment or decree or any loan agreement, note, resolution, certificate, agreement or other instrument to which the Trustee or the Back-up Servicer is a party or is otherwise subject which, if enforced, would have a material adverse effect on the ability of the Trustee or the Back-up Servicer, as the case may be to perform its respective obligations under the Transaction Documents.

            (h) Transaction Documents. Each of the representations and warranties of the Trustee and the Back-up Servicer contained in the Transaction Documents is true and correct in all material respects, and the Trustee and the Back-up Servicer hereby make each such representation and warranty to and for the benefit of, the Insurer as if the same were set forth in full herein; provided that the remedy for any breach of this paragraph shall be limited to the remedies specified in the related Transaction Document.

            (i) Maintenance of Licenses. The Trustee and the Back-up Servicer, respectively, or any successors thereof, shall maintain all licenses, permits, charters and registrations which are material to the conduct of its business.

      Section 4.08 Covenants of K & P Finance Corp. I

            (a) Meetings. K & P Finance Corp. I shall have annual meetings of its shareholders and shall prepare income and franchise tax returns as appropriate. The Transferor shall deliver to the Insurer copies of the minutes of such meetings no later than April 30 of each year and such tax returns promptly upon filing but in no event later than August 31 of each year, beginning in 1997.

            (b) Amendment to Certificate of Incorporation. K & P Finance Corp. I shall not amend its certificate of incorporation without the Insurer's prior written consent.

      Section 4.09. TRUSTEE, BACK-UP SERVICER, TRANSFEROR, COMPANY AND SERVICER TO JOIN IN ENFORCEMENT ACTION. To the extent necessary to enforce any right of the Insurer in or remedy of the Insurer under any Lease Contract, the Trustee, the Transferor, the Company, the Back-up Servicer and the Servicer agree to join in any action initiated by the Insurer for the protection of such right or exercise of such remedy; provided, however, that the Trustee and Back-up Servicer may decline to join in any action, take any other action or refrain from taking any action unless offered indemnity reasonably satisfactory to it by the Insurer.

                                    ARTICLE V

                               DEFAULTS; REMEDIES

      Section 5.01. DEFAULTS. The occurrence of any of the following events shall constitute an Event of Default:

            (a) Any representation or warranty made by the Company, the Transferor or the Servicer hereunder or under the Transaction Documents, or in any certificate furnished hereunder or under the Transaction Documents, shall prove to be untrue or incomplete in any material respect;

            (b)(i) The Company or the Transferor shall fail to pay when due any amount payable by the Company or the Transferor hereunder or (ii) a legislative body has enacted any law that declares or a court of competent jurisdiction shall find or rule that any of the Transaction Documents are not valid and binding on the Company, the Servicer or the Transferor to which it is a party;

            (c) The occurrence and continuance of a "Servicer Event of Default" under the Servicing Agreement (as defined therein) or of an "Event of Default" under the Trust and Security Agreement (as defined therein);

            (d) Any failure on the part of the Company, the Transferor or the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company, the Transferor or the Servicer contained in this Agreement or in any other Transaction Document which continues unremedied for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company, the Transferor or the Servicer, as the case may be, by the Insurer (with a copy to Trustee) or by the Trustee (with a copy to the Insurer);

            (e) Any material party thereto shall breach any material representation or warranty or fail to observe any material covenant or agreement contained in any Transaction Document (except for the obligations described under paragraph (a) or (c) above), and such failure shall continue for a period of 45 days after written notice given to the Company or such other party, provided that, if such failure shall be of a nature that it cannot be cured within 45 days, such failure shall not constitute an Event of Default hereunder if within such 45-day period the Company or such other party shall have given notice to the Insurer of corrective action it proposes to take, which corrective action is agreed in writing by the Insurer to be satisfactory and the Company or such other party shall thereafter pursue such corrective action diligently until such default is cured;

            (f) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company, the Transferor or the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 90 consecutive days;

            (g) The Company, the Transferor or the Servicer shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company, the Transferor or the Servicer or of or relating to all or substantially all of the property of either; or

            (h) The Company, the Transferor or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

      Section 5.02. REMEDIES; NO REMEDY EXCLUSIVE (a) Upon the occurrence of an Event of Default, the Insurer may exercise any one or more of the rights and remedies set forth below against the party in default:

            (i) declare all indebtedness of every type or description owed by such party to the Insurer to be immediately due and payable, and the same shall thereupon be immediately due and payable;

            (ii) exercise any rights and remedies under any of the Transaction Documents in accordance with the terms of such Transaction Document or direct the Trustee to exercise such remedies in accordance with the terms of the Transaction Documents; or

            (iii) take whatever action at law or in equity as may appear necessary or desirable in its judgment to collect the amounts then due and thereafter to become due under any of the Transaction Documents or to enforce performance and observance of any obligation, agreement or covenant of the Company, the Transferor or the Servicer under any of the Transaction Documents.

      (b) Unless otherwise expressly provided, no remedy herein conferred upon or reserved to the Insurer is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under any of the Transaction Documents or existing at law or in equity. No delay or omission to exercise any right or power accruing under any of the Transaction Documents upon the happening of any event set forth in
Section 5.01 hereof shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Insurer to exercise any remedy reserved to the Insurer in this Article, it shall not be necessary to give any notice, other than such notice as may be required in this Article.

      Section 5.03 WAIVERS. (a) No failure by the Insurer to exercise, and no delay by the Insurer in exercising, any right hereunder shall operate as a waiver thereof. The exercise by the Insurer of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein to the Insurer are declared in every case to be cumulative and not exclusive of any remedies provided by law or equity.

      (b) The Insurer shall have the right, to be exercised in its complete discretion, to waive any Event of Default hereunder, by a writing setting forth the terms, conditions and extent of such waiver signed by the Insurer and delivered to the Trustee, the Company and the Servicer. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Event of Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

                                   ARTICLE VI
                                  MISCELLANEOUS

      Section 6.01. AMENDMENTS, CHANGES AND MODIFICATIONS. This Agreement may be amended, changed, modified, altered or terminated only by written instrument or written instruments signed by the parties hereto. The Company hereby agrees to promptly provide a copy of any amendment to this Agreement to the Trustee. The Company and the Insurer also agree to provide prior written notification to both Moody's and S&P of any amendment to this Agreement.

      Section 6.02. NOTICES. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telexed or telecopied to the recipient as follows:

        To the Insurers:           MBIA Insurance Corporation
                                   113 King Street
                                   Armonk, NY 10504
                                   Attention: Insured Portfolio
                                   Management - Structured Finance (IPM-SF)
                                   Telecopy No.: (914)765-3810
                                   Confirmation: (914) 273-4545

        To the Company:            T & W Financial Corporation
                                   6416 Pacific Highway East
                                   Tacoma, WA 98424
                                   Attention: Mr. Michael Price
                                   Telecopy No.: (206) 926-0739
                                   Confirmation: (206) 922-5164

        To the Transferor:         T & W Funding Company I, L.L.C.
                                   6416 Pacific Highway East
                                   Tacoma, WA 98424
                                   Attention: Mr. Michael Price
                                   Telecopy No.: (206) 926-0739
                                   Confirmation: (206) 922-5164

        To the Servicer:           T & W Financial Corporation
                                   6416 Pacific Highway East
                                   Tacoma, WA 98424
                                   Attention: Mr. Michael Price
                                   Telecopy No.: (206) 926-0739
                                   Confirmation: (206) 922-5164

        To K & P Finance Corp. I    K & P Finance Corp. I
                                    6416 Pacific Highway East
                                    Tacoma, WA 98424
                                    Attention: Mr. Michael Price
                                    Telecopy No.: (206) 926-0739
                                    Confirmation: (206) 922-5164

        To the Back-up Servicer:    Norwest Bank Minnesota,
                                    National Association
                                    Sixth Street and Marquette Avenue
                                    Minneapolis, MN 55479-0070
                                    Attention:  Corporate Trust
                                                Services/Asset-Backed
                                                Administration
                                    Telecopy No.: (612) 667-3539
                                    Confirmation: (612) 667-1117

        To the Trustee:             Norwest Bank Minnesota,
                                    National Association
                                    Sixth Street and Marquette Avenue
                                    Minneapolis, MN 55479-0070

                                    Attention: Corporate Trust
                                               Services/Asset-Backed
                                               Administration
                                    Telecopy No.: (612)667-3539
                                    Confirmation: (612) 667-1117

      A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid. All such notices and other communications shall be effective upon delivery, except when telexed or telecopied, in which case, effective upon telex or telecopy against receipt of answerback or written confirmation.

      An affidavit by any Person representing or acting on behalf of any party hereto, as to such mailing having the registry receipt attached, shall be conclusive evidence of the mailing of such demand, notice or communication.

      Section 6.03. SEVERABILITY. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by the Insurer hereunder is unavailable or unenforceable shall not affect in any way the ability of the Insurer to pursue any other remedy available to it.

      Section 6.04. GOVERNING LAW. This Agreement shall be construed, and the obligations, rights and remedies of the parties hereunder shall be determined, in accordance with the laws of the State of New York.

      Section 6.05. CONSENT TO JURISDICTION AND VENUE, ETC. The Company, the Transferor, the Servicer, the Trustee and the Back-up Servicer each irrevocably
(a) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement, the Trust and Security Agreement or any of the other Transaction Documents may be brought in a court of record in the State of New York or in the Courts of the United States of America located in such state, (b) consents to the jurisdiction of each such court in any such suit, action or proceeding and (c) waives any objection which they may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. The Company, the Transferor, the Servicer, the Trustee and the Back-up Servicer each hereby irrevocably appoint CT

Corporation System, Suite 1301, 116 John Street, New York, New York 10038, as their agent to receive on behalf of the Company, the Transferor, the Servicer, the Trustee and the Back-up Servicer, as the case may be, and their respective properties service of copies of the summons and complaint and other process which may be served in any such suit, action or proceeding (the "Process Agent"). Such service may be made by mailing or delivering a copy of such process to the Company, the Transferor, the Servicer, the Trustee or the Back-up Servicer, as the case may be, in care of the Process Agent at the Process Agent's above address, and the Company, the Transferor, the Servicer, the Trustee and the Back-up Servicer each hereby irrevocably authorize and direct the Process Agent to accept such service on their behalf. The Insurer agrees to mail to the Company, the Transferor, the Servicer, the Trustee or the Back-up Servicer, as the case may be, at its address provided in Section 6.02 hereof a copy of any summons, complaint or other process mailed or delivered by it to the Process Agent. As an alternative method of service, the Company, the Transferor, the Servicer, the Trustee and the Back-up Servicer each also irrevocably consent to the service of any and all process in any such action or proceeding by mailing of copies of such process to the Company, the Transferor, the Servicer, the Trustee or the Back-up Servicer, as the case may be, at its address provided in Section 6.02 hereof. The Company, the Transferor, the Servicer, the Trustee and the Back-up Servicer each agree that a final, nonappealable judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by execution on the judgment or in any other manner provided by law. All mailings under this Section 6.05 shall be by certified mail, return receipt requested.

      Nothing in this Section 6.05 shall affect the right of the Insurer to serve legal process in any other manner permitted by law or affect the right of the Insurer to bring any suit, action or proceeding against the Company, the Transferor, the Servicer, the Trustee or the Back-up Servicer or their respective property in the courts of any other jurisdiction

      Section 6.06. CONSENT OF INSURER. In the event that the Insurer's consent is required under the terms hereof or any term of any other Transaction Document, it is understood and agreed that the determination whether to grant or withhold such consent shall be made solely by the Insurer in its absolute discretion. The Insurer hereby agrees that it shall respond to any request for consent in a timely manner, taking into consideration the business of the Company, the Transferor and the Servicer, provided that the Insurer has been provided in full with any information requested by the Insurer and has fully completed any due diligence that the Insurer has determined, in its sole discretion, may be necessary in connection with such consent.

      Section 6.07. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

      Section 6.08. RECITALS. All of the recitals hereinabove set forth are incorporated in this Agreement by reference.

      Section 6.09. HEADINGS. The headings of sections contained in this Agreement are provided for convenience only. They form no part of this Agreement and shall not affect its construction or interpretation. All references to sections or subsections of this Agreement refer to the corresponding sections or subsections of this Agreement.

      Section 6. 1 0. PARTIES NOT TO INSTITUTE INSOLVENCY PROCEEDINGS. So long as this Agreement is in effect, and for one year following its termination, none of the parties hereto will file any involuntary petition or otherwise institute any bankruptcy, reorganization, moratorium, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Transferor.

      Section 6.1 1. TRIAL BY JURY WAIVED. Each party hereto hereby waives, to the fullest extent permitted by law, any right to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with any of the Transaction Documents or any of the transactions contemplated thereunder. Each party hereto (A) certifies that no representative, agent or attorney of any party hereto has represented, expressly or otherwise, that it would not, in the event of litigation, seek to enforce the foregoing waiver and
(B) acknowledges that it has been induced to enter into the Transaction Documents to which it is a party by, among other things, this waiver.

      Section 6.12. ENTIRE AGREEMENT. This Agreement and the Certificate Insurance Policy set forth the entire agreement between the parties with respect to the subject matter thereof, and this Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the day and year first above mentioned.

                                        MBIA INSURANCE CORPORATION

                                        By  /s/ [SIG]
                                          --------------------------------------
                                          Assistant Secretary


                                        T & W FINANCIAL CORPORATION, as Company

                                        By  /s/ THOMAS W. PRICE
                                          --------------------------------------

                                        Title  President
                                             -----------------------------------



                                        T & W FINANCIAL CORPORATION, as Servicer

                                        By  /s/ THOMAS W. PRICE
                                          --------------------------------------

                                        Title  President
                                             -----------------------------------

                                        T & W FUNDING COMPANY I, L.L.C.,
                                        as Transferor

                                        By  /s/ MICHAEL A. PRICE
                                          --------------------------------------

                                        Title  President
                                             -----------------------------------

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Trustee

                                        By  /s/ EILEEN R. STELZNER
                                          --------------------------------------

                                        Title  Corporate Trust Officer
                                             -----------------------------------